UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 6, 2021

CADENCE DESIGN SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-15867	00-0000000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2655 Seely Avenue, San Jose, California 95134

(Address of Principal Executive Offices) (Zip Code)

(408) 943-1234

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CDNS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Cadence Design Systems, Inc. (“Cadence”) was held on May 6, 2021 (the “2021 Annual Meeting”). At the 2021 Annual Meeting, Cadence stockholders voted on the following proposals, which are described in detail in the Proxy Statement:

1.

A proposal to elect the nine (9) directors named in the Proxy Statement to serve until the 2022 Annual Meeting of Stockholders and until their successors are elected and qualified, or until the director’s earlier death, resignation or removal. Each of the nine (9) director nominees named in the Proxy Statement was elected as set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
Mark W. Adams	170,088,358	61,654,693	183,133	16,668,470
Ita Brennan	231,065,754	688,289	172,141	16,668,470
Lewis Chew	230,969,405	745,619	211,160	16,668,470
Julia Liuson	231,408,572	340,337	177,275	16,668,470
Dr. James D. Plummer	210,329,936	21,427,432	168,816	16,668,470
Dr. Alberto Sangiovanni-Vincentelli	214,669,000	17,107,835	149,349	16,668,470
Dr. John B. Shoven	207,665,862	24,108,080	152,242	16,668,470
Young K. Sohn	230,618,150	1,072,647	235,387	16,668,470
Lip-Bu Tan	224,616,660	7,193,734	115,790	16,668,470

2.	An advisory resolution to approve named executive officer compensation. This proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
208,701,311	23,033,641	191,232	16,668,470

3.

A proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Cadence for its fiscal year ending January 1, 2022. This proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
247,952,550	525,359	116,745	0

4.	A stockholder proposal regarding written consents. This proposal was not approved as set forth below:

For	Against	Abstain	Broker Non-Votes
88,497,825	143,012,740	415,619	16,668,470

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2021

CADENCE DESIGN SYSTEMS, INC.

By:	/s/ Alinka Flaminia
Alinka Flaminia
Senior Vice President, Chief Legal Officer and Secretary

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